Supplement to the
Fidelity Advisor® Energy Fund
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Summary Prospectus

Maurice FitzMaurice no longer serves as Co-Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty (Portfolio Manager) has managed the fund since 2024.
ANR-SUSTK-1025-108 1.9880395.108	October 30, 2025